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       Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934



Check the appropriate box:


[ ]    Preliminary Information Statement
[_]    Confidential, for use of the Commission Only (as permitted by Rule 14c-
       5(d)(2)
[X]    Definitive Information Statement


                          DIGITAL VIDEO SYSTEMS, INC.
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               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):


[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14c-5(g) and o-11.

       1)   Title of each class of securities to which transaction applies:


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       2)   Aggregate number of securities to which transaction applies:


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       3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)


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       4)   Proposed maximum aggregate value of transaction:


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       5)   Total fee paid:


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[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
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       2)   Form, Schedule or Registration Statement No.:
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       3)   Filing Party:
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       4)   Date Filed:
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                          DIGITAL VIDEO SYSTEMS, INC.
                               280 HOPE STREET
                         MOUNTAIN VIEW, CALIFORNIA 94041

                            INFORMATION STATEMENT
                            DATED JULY 26, 1999


REGARDING THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT
OF THE OUTSTANDING SHARES OF COMMON STOCK OF
DIGITIAL VIDEO SYSTEMS, INC.

This Information Statement is furnished to the stockholders of Digital Video Systems, Inc., a Delaware corporation (the "Company"), to provide information with respect to an action proposed to be taken by written consent ( the "Written Consent") of holders of a majority of the outstanding shares of the Company common stock, par value $0.0001 per share ("Common Stock") entitled to vote on such action.

On July 8, 1999, the Board of Directors of the Company approved the amendment of the Certificate of Incorporation of the Company to effect a reverse stock split of all of the outstanding shares of Common Stock of the Company
(the Reverse Split"). Dr. Edmund Sun, Oregon Power Lending Institution
and Hyundai Electronics Industries Company, Ltd., together holding an an aggregate of 55.1% shares of Common Stock as of the record date indicated indicated herein, representing more than a majority of the Company's outstanding stock, have indicated that they will sign a consent to the action required to effect the proposed Reverse Stock Split. Accordingly, the Reverse Stock Split, as described herein, will not be submitted to the other stockholders of the Company for a vote. This Information Statement is being furnished to stockholders solely to provide them with information concerning the Reverse Stock Split in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder.
_______________________________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
_______________________________

        The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on June 30,1999. On that date, the Company had outstanding and entitled to vote 39,293,301shares of Common Stock. Each share outstanding entitles the shares of Common Stock. Each share outstanding entitles the holder thereof to one vote.
Under applicable federal securities laws, the transactions described herein cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. The date on which this Information Statement is being mailed to stockholders is July 26, 1999 Nasdaq SmallCap Market listing requirements provide that all companies listed on the Nasdaq SmallCap Market must maintain a minimum Common Stock market price of $1.00 per shares. Over the last few weeks, the Company's Common Stock has not consistently maintained such required minimum price. Consequently, the Reverse Stock Split is intended to raise the price of the Company's Common Stock in order to meet the Nasdaq listing requirements and avoid delisting. The Board of Directors, in its discretion, will will determine the appropriate number of outstanding shares of Common Stock (the "Reverse Split Number") to be combined into a single share of Common Stock at the time the amended Certificate of Incorporation is filed and the Reverse Stock Split becomes effective. Such Reverse Split Number will be determined in a manner calculated to ensure that the Company complies with all Nasdaq SmallCap Market listing requirements. The Company intends to apply for listing of the New Common Stock on the Nasdaq SmallCap Market, the same exchange on which the Old Common Stock is listed.

Upon filing of the proposed amendment to the Company's Certificate of Incorporation, each fixed number of shares of Common Stock of the Company
(the "Old Common Stock") equal to the Reverse Split Number issued and outstanding or held in the treasury of the Compamy shall be combined, reclassified and changed into one fully paid and nonassessable share of Common Stock (the "New Common Stock"). Each holder of record of a certificate for one or more shares of the Old Common Stock shall be entitled to receive upon surrender of such certificate, a certificate representing the number of shares of Common Stock to which the holder shall be entitled pursuant to the Reverse Stock Split, rounded to the nearest whole number, with
 .5 being rounded up. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each such fixed number equal to the Reverse Split Number of Old Common Stock previously represented by such certificate.

Similarly, the aggregate number of shares of Common Stock reserved for issuance upon exercise of warrants and options will decrease proportionately. Each outstanding option or warrant will automatically become an option or warrant to purchase the number of shares subject to the option or warrant immediately prior to the Reverse Stock Split divided by the Reverse Split Number, at an exercise price which will be proportionately adjusted to reflect the Reverse Stock Split. In addition , to the shates availabel for issuance under the Company's stock option and stock purchase plans will be reduced to reflect the Reverse Stock Split, and the other relevant terms and provisions of the Company's stock option plans will be appropriately adjusted.
The Reverse Stock Split will not affect the aggregate par value of the outstanding shares of Common Stock. The Reverse Stock Split will not affect the number or par value of the authorized Preferred Shares (which will remain remain at 5,000,000 Preferred Shares, $.0001 par value per share). but the but the number of shares of Common Stock into which the Preferred Shares are convertible shall be reduced to the number of shares into which such shares were convertible prior to the Reverse Stock Split divided by the by the Reverse Split Number. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination of the Old Common Stock into shares of New Common Stock. Instead, the Company shall round the number of shares to be received to the nearest whole number of shares, with .5 being rounded up. Although the number of each Stockholder's of Common Stock will be reduced, his pro rata interest in the Company and in its shares outstanding stock, will remain the same. In all respects other than the number of shares outstanding, the shares of New Common Stock shares outstanding, the shares of New Common Stock will be identical to the shares of Old Common Stock.